EXHIBIT 99.1

QCR Holdings, Inc. Announces Net Income of $6.7 Million for the Second Quarter of 2016 and Net Income of $13.1 Million Year-to-Date

MOLINE, Ill., July 20, 2016 (GLOBE NEWSWIRE) -- QCR Holdings, Inc. (NASDAQ:QCRH) today announced net income of $6.7 million and diluted earnings per share (“EPS”) of $0.53 for the quarter ended June 30, 2016.  This included $231 thousand of acquisition costs (after-tax) related to the previously announced acquisition of Community State Bank.  By comparison, for the quarter ended March 31, 2016, the Company reported net income of $6.4 million and diluted EPS of $0.53.  For the second quarter of 2015, the Company reported a net loss of $524 thousand, and diluted EPS of ($0.05), due to the successful completion of a balance sheet restructuring strategy.

For the six months ended June 30, 2016, the Company reported net income of $13.1 million, and diluted EPS of $1.07.  By comparison, for the six months ended June 30, 2015, the Company reported net income of $3.7 million, and diluted EPS of $0.40.

“Our operating performance for the first half of 2016 has been solid,” commented Douglas M. Hultquist, President and Chief Executive Officer, “as fee income has been strong, organic loan growth continues to exceed expectations, and net interest margin expands further.  Our return on average assets (“ROAA”) has improved to 1.01% for the current quarter.  Although we have achieved our targeted ROAA of 1.00%, we expect to continue to enhance profitability through our ongoing key initiatives.”

Loan and Lease Growth Strong at 6.9% Year-To-Date
Swap Fee Income and Gains on the Sale of Government Guaranteed Loans Total $3.5 Million Year-To-Date

During the second quarter of 2016, the Company’s total assets increased $42.8 million, or 2%, to a total of $2.68 billion, while total loans and leases grew $49.0 million.  The loan and lease growth was funded primarily by called securities and short-term borrowings.  Deposits declined slightly during the quarter, while borrowings increased $34.0 million.  Overnight FHLB borrowings increased $48.4 million, as this funding source is currently more cost effective than fed funds purchased.

“Loan and lease growth for the first six months of the year totaled $124.8 million, or an annualized rate of 13.9%,” commented Todd A. Gipple, Executive Vice President, Chief Operating Officer and Chief Financial Officer.  “Continued loan and lease growth has helped us exceed our targeted annual organic growth rate of 10-12%, while also increasing our loan and lease to total asset ratio to 72%, from 71% as of the end of the first quarter of 2016 and from 67% one year ago.”

“Swap fee income and gains on the sale of government guaranteed loans are off to a very strong start for the first half of 2016, totaling $3.5 million,” said Mr. Gipple.  “We plan to continue executing these types of transactions, as they provide unique and beneficial solutions for our clients.”

Net Interest Margin Expanded 3 Basis Points in Second Quarter

Net interest income totaled $21.0 million for the quarter ended June 30, 2016.  By comparison, net interest income totaled $20.6 million and $18.5 million for the quarters ended March 31, 2016 and June 30, 2015, respectively.  Net interest income totaled $41.6 million for the six months ended June 30, 2016, an increase of 14.7% from the same period of the prior year.

“Net interest margin increased 3 basis points from the prior quarter to 3.62%,” stated Mr. Gipple.  He added, “We were successful in further improving asset yield by reinvesting the funds from called securities into both loans and higher yielding securities.  The improvement created by this change in asset mix more than offset the 4 basis point decrease in loan yield experienced in the second quarter.”

Nonperforming Assets Flat During the Second Quarter

Nonperforming assets (“NPAs”) stayed relatively flat from the prior quarter and the ratio of NPAs to total assets was 0.70% at June 30, 2016, which was down from 0.71% at March 31, 2016 and down from 1.07% a year ago.

“Although NPAs remained relatively flat from the prior quarter, we remain committed to further improving our asset quality in 2016,” stated Mr. Hultquist.

The Company’s provision for loan and lease losses totaled $1.2 million for the second quarter of 2016, which was down $875 thousand from the prior quarter, and down $1.2 million compared to the second quarter of 2015.  As asset quality remains strong, provision for loan and lease losses has moderated.  As of June 30, 2016, the Company’s allowance to total loans and leases was 1.46%, which was flat from March 31, 2016 and down slightly from 1.52% at June 30, 2015.

Capital Levels Remain Strong

The Company’s total risk-based capital ratio was 14.23%, the common equity tier 1 ratio was 11.66% and the tangible common equity to tangible assets ratio increased to 10.10%, all as of June 30, 2016.  For comparison, these respective ratios were 12.68%, 10.11% and 8.74% as of March 31, 2016.  Both the total risk-based capital ratio and the common equity tier 1 ratio are well above the fully phased-in requirements under Basel III.  The increase in the Company’s capital ratios was primarily due to the capital raise executed in the second quarter of 2016, as well as strong earnings.

Acquisition of Community State Bank, Headquartered in Des Moines/Ankeny, Iowa

As previously announced, the Company plans to close the acquisition of Community State Bank during the third quarter, pending regulatory approval by bank regulators and certain customary closing conditions.

Continued Focus on Seven Key Initiatives

The Company continues to focus on the following initiatives in an ongoing effort to continue to improve profitability and drive increased shareholder value:

  Target loans and leases to total assets ratio in the range of 70-75%
  Continue to reduce wholesale funding to less than 15% of assets
  Grow gains on the sale of USDA and SBA loans, and fee income on swaps, to a more significant and consistent component of core revenue
  Grow wealth management net income by 15% annually
  Eliminate identified noninterest expenses and manage annual expense growth
  Return asset quality metrics to better than peer levels
  Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA, improve efficiency ratio, and increase EPS

About Us

QCR Holdings, Inc., headquartered in Moline, Illinois, is a relationship-driven, multi-bank holding company, which serves the Quad City, Cedar Rapids, Cedar Valley, and Rockford communities through its wholly owned subsidiary banks.  Quad City Bank & Trust Company, which is based in Bettendorf, Iowa, and commenced operations in 1994, Cedar Rapids Bank & Trust Company, which is based in Cedar Rapids, Iowa, and commenced operations in 2001, and Rockford Bank & Trust Company, which is based in Rockford, Illinois, and commenced operations in 2005, provide full-service commercial and consumer banking and trust and wealth management services.  Quad City Bank & Trust Company also provides correspondent banking services. In addition, Quad City Bank & Trust Company engages in commercial leasing through its wholly owned subsidiary, m2 Lease Funds, LLC, based in Milwaukee, Wisconsin.

Special Note Concerning Forward-Looking Statements.  This document contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company.  Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” ”annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions.  Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements.  These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business, including the Basel III regulatory capital reforms, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations issued thereunder; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the integration of acquired entities, including the planned acquisition of Community State Bank; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x)  unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015

	(dollars in thousands)

CONDENSED BALANCE SHEET

Cash and due from banks	$49,581	$44,931	$41,742	$40,975	$39,995
Federal funds sold and interest-bearing deposits	68,432	57,229	56,164	66,684	70,238
Securities	510,959	537,317	577,109	590,775	592,368
Net loans/leases	1,894,676	1,846,428	1,771,882	1,730,138	1,689,238
Core deposit intangible	1,372	1,422	1,471	1,521	1,571
Goodwill	3,223	3,223	3,223	3,223	3,223
Other assets	155,191	150,123	141,607	142,539	146,336
Total assets	$2,683,434	$2,640,673	$2,593,198	$2,575,855	$2,542,969

Total deposits	$1,973,594	$1,989,573	$1,880,666	$1,855,319	$1,836,767
Total borrowings	381,874	347,901	444,162	456,091	456,567
Other liabilities	52,849	68,056	42,484	43,330	37,938
Total stockholders' equity	275,117	235,143	225,886	221,115	211,697
Total liabilities and stockholders' equity	$2,683,434	$2,640,673	$2,593,198	$2,575,855	$2,542,969

ANALYSIS OF LOAN PORTFOLIO
Loan/lease mix:
Commercial and industrial loans	$706,261	$682,057	$648,160	$647,398	$606,826
Commercial real estate loans	784,379	766,159	724,369	692,569	696,122
Direct financing leases	169,928	172,774	173,656	173,304	170,799
Residential real estate loans	180,482	173,096	170,433	165,061	161,985
Installment and other consumer loans	73,658	71,842	73,669	69,863	72,448
Deferred loan/lease origination costs, net of fees	8,065	7,895	7,736	7,477	7,204
Total loans/leases	$1,922,773	$1,873,823	$1,798,023	$1,755,672	$1,715,384
Less allowance for estimated losses on loans/leases	28,097	27,395	26,141	25,534	26,146
Net loans/leases	$1,894,676	$1,846,428	$1,771,882	$1,730,138	$1,689,238

ANALYSIS OF SECURITIES PORTFOLIO
Securities mix:
U.S. government sponsored agency securities	$88,321	$132,742	$213,537	$247,625	$256,444
Municipal securities	302,689	285,009	280,203	265,293	251,992
Residential mortgage-backed and related securities	116,765	116,452	80,670	74,901	80,844
Other securities	3,184	3,114	2,699	2,956	3,088
Total securities	$510,959	$537,317	$577,109	$590,775	$592,368

ANALYSIS OF DEPOSITS
Deposit mix:
Noninterest-bearing demand deposits	$615,764	$641,859	$615,292	$585,300	$633,370
Interest-bearing demand deposits	918,036	916,455	886,294	877,642	775,688
Time deposits	337,584	331,786	309,974	302,978	322,826
Brokered deposits	102,210	99,473	69,106	89,399	104,883
Total deposits	$1,973,594	$1,989,573	$1,880,666	$1,855,319	$1,836,767

ANALYSIS OF BORROWINGS
Borrowings mix:
Term FHLB advances	$78,000	$80,000	$97,000	$102,000	$104,000
Overnight FHLB advances (1)	118,900	70,500	54,000	31,000	28,500
Wholesale structured repurchase agreements	100,000	100,000	110,000	115,000	115,000
Customer repurchase agreements	21,441	52,153	73,873	74,404	118,795
Federal funds purchased	30,120	11,870	70,790	93,160	49,780
Junior subordinated debentures	33,413	33,378	38,499	40,527	40,492
Total borrowings	$381,874	$347,901	$444,162	$456,091	$456,567

(1) At the most recent quarter-end, the weighted-average rate of these overnight borrowings was 0.40%

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	For the Six Months Ended
	June 30,	June 30,
	2016	2015

	(dollars in thousands, except per share data)

INCOME STATEMENT
Interest income	$47,415	$43,952
Interest expense	5,809	7,679
Net interest income	41,606	36,273
Provision for loan/lease losses	3,271	4,059
Net interest income after provision for loan/lease losses	$38,335	$32,214

Trust department fees	$3,088	$3,144
Investment advisory and management fees	1,351	1,468
Deposit service fees	1,878	1,826
Gain on sales of residential real estate loans	145	182
Gain on sales of government guaranteed portions of loans	2,482	140
Swap fee income	1,025	1,120
Securities gains, net	376	417
Earnings on bank-owned life insurance	874	912
Debit card fees	651	493
Correspondent banking fees	547	605
Participation service fees on commercial loan participations	457	446
Fee income from early termination of leases	78	162
Credit card issuing fees	276	270
Other	357	498
Total noninterest income	$13,585	$11,683

Salaries and employee benefits	$21,718	$22,126
Occupancy and equipment expense	3,711	3,660
Professional and data processing fees	2,990	2,941
Acquisition costs	355	-
FDIC insurance, other insurance and regulatory fees	1,284	1,450
Loan/lease expense	317	512
Net cost of operation of other real estate	380	29
Advertising and marketing	820	908
Postage and communications	474	463
Stationery and supplies	323	279
Bank service charges	831	696
Losses on debt extinguishment, net	83	6,894
Correspondent banking expense	359	341
Other	1,053	1,007
Total noninterest expense	$34,698	$41,306

Net income before taxes	$17,222	$2,591
Income tax expense (benefit)	4,172	(1,063)
Net income	$13,050	$3,654

Basic EPS	$1.08	$0.41
Diluted EPS	$1.07	$0.40

Weighted average common shares outstanding	12,064,349	8,961,327
Weighted average common and common equivalent shares outstanding	12,235,212	9,098,697

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	For the Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015

	(dollars in thousands, except per share data)

INCOME STATEMENT
Interest income	$23,913	$23,502	$22,910	$23,141	$22,051
Interest expense	2,904	2,905	3,024	3,004	3,560
Net interest income	21,009	20,597	19,886	20,137	18,491
Provision for loan/lease losses	1,198	2,073	1,177	1,635	2,349
Net interest income after provision for loan/lease losses	$19,811	$18,524	$18,709	$18,502	$16,142

Trust department fees	$1,512	$1,576	$1,455	$1,532	$1,511
Investment advisory and management fees	693	658	721	782	758
Deposit service fees	947	931	1,003	994	925
Gain on sales of residential real estate loans	84	60	57	85	96
Gain on sales of government guaranteed portions of loans	1,604	879	405	760	69
Swap fee income	168	857	535	63	394
Securities gains, net	18	358	325	57	-
Earnings on bank-owned life insurance	480	394	443	407	433
Debit card fees	344	308	290	290	255
Correspondent banking fees	245	302	275	311	285
Participation service fees on commercial loan participations	246	211	218	202	224
Fee income from early termination of leases	66	12	46	89	76
Credit card issuing fees	139	137	134	134	136
Lawsuit settlement	-	-	-	387	-
Other	216	139	271	276	299
Total noninterest income	$6,762	$6,822	$6,178	$6,369	$5,461

Salaries and employee benefits	$10,917	$10,801	$10,258	$10,583	$11,092
Occupancy and equipment expense	1,885	1,827	1,535	1,864	1,865
Professional and data processing fees	1,542	1,447	840	1,742	1,471
Acquisition costs	355	-	-	-	-
FDIC insurance, other insurance and regulatory fees	650	634	573	702	731
Loan/lease expense	154	163	281	90	209
Net cost of operation of other real estate	278	102	(4)	(1,118)	(48)
Advertising and marketing	433	386	532	460	490
Postage and communications	257	217	252	221	214
Stationery and supplies	158	165	171	145	137
Bank service charges	415	416	396	392	359
Losses on debt extinguishment, net	-	83	291	-	6,894
Correspondent banking expense	182	177	186	177	165
Other	518	536	528	655	523
Total noninterest expense	$17,744	$16,954	$15,839	$15,913	$24,102

Net income (loss) before taxes	$8,829	$8,392	$9,048	$8,958	$(2,499)
Income tax expense (benefit)	2,153	2,019	2,263	2,469	(1,974)
Net income (loss)	$6,676	$6,373	$6,785	$6,489	$(524)

Basic EPS	$0.54	$0.54	$0.58	$0.55	$(0.05)
Diluted EPS	$0.53	$0.53	$0.57	$0.55	$(0.05)

Weighted average common shares outstanding	12,335,077	11,793,620	11,744,495	11,713,993	9,946,744
Weighted average common and common equivalent shares outstanding	12,516,474	11,953,949	11,926,038	11,875,930	9,946,744

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	For the Quarter Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015

	(dollars in thousands, except per share data)

COMMON SHARE DATA
Common shares outstanding	13,057,368	11,814,911	11,761,083	11,728,911	11,698,578
Book value per common share (1)	$21.07	$19.90	$19.21	$18.85	$18.10
Tangible book value per common share (2)	$20.72	$19.51	$18.81	$18.45	$17.69
Closing stock price	$27.19	$23.79	$24.29	$21.87	$21.76
Market capitalization	$355,030	$281,077	$285,677	$256,511	$254,561
Market price / book value	129.05%	119.53%	126.47%	116.01%	120.25%
Market price / tangible book value	131.24%	121.94%	129.15%	118.55%	123.03%
Earnings per common share (basic) LTM (3)	$2.21	$1.62	$1.64	$1.40	$1.36
Price earnings ratio LTM (3)	12.30 x	14.69 x	14.81 x	15.62 x	16.00 x
TCE / TA (4)	10.10%	8.74%	8.55%	8.42%	8.15%

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
Beginning balance	$235,143	$225,886	$221,115	$211,697	$150,996
Net income (loss)	6,676	6,373	6,785	6,489	(524)
Other comprehensive income (loss), net of tax	1,181	2,525	(2,287)	2,256	(2,379)
Common cash dividends declared	(521)	(471)	(469)	-	(465)
Proceeds from issuance of 3,680,000 shares of common stock, net of costs	-	-	-	-	63,484
Proceeds from issuance of 1,215,000 shares of common stock, net of costs	29,829	-	-	-	-
Other (5)	2,809	830	742	673	585
Ending balance	$275,117	$235,143	$225,886	$221,115	$211,697

REGULATORY CAPITAL RATIOS (6):
Total risk-based capital ratio	14.23%	12.68%	13.11%	13.06%	12.92%
Tier 1 risk-based capital ratio	12.98%	11.45%	11.88%	11.83%	11.66%
Tier 1 leverage capital ratio	11.18%	9.85%	9.75%	9.73%	9.62%
Common equity tier 1 ratio	11.66%	10.11%	10.33%	10.16%	9.97%

KEY PERFORMANCE RATIOS AND OTHER METRICS
Return on average assets (annualized)	1.01%	0.98%	1.04%	1.01%	-0.08%	1.00%	0.29%
Return on average total equity (annualized)	10.46%	11.02%	12.14%	11.99%	-1.15%	10.73%	4.43%
Net interest margin (TEY) (7)	3.62%	3.59%	3.41%	3.51%	3.33%	3.61%	3.29%
Efficiency ratio	63.89%	61.83%	61.22%	61.88%	100.62%	62.87%	86.20%
Gross loans and leases / total assets	71.65%	70.96%	69.34%	68.16%	67.46%	71.65%	67.46%
Full-time equivalent employees	410	406	406	406	416	410	416

AVERAGE BALANCES
Assets	$2,640,678	$2,602,350	$2,611,276	$2,563,739	$2,518,170	$2,621,514	$2,512,334
Loans/leases	1,899,932	1,833,950	1,764,275	1,744,043	1,686,068	1,866,941	1,660,887
Deposits	2,033,116	1,980,056	1,978,737	1,881,604	1,798,787	2,006,586	1,772,996
Total stockholders' equity	255,391	231,247	223,553	216,453	181,811	243,319	164,975

(1) Includes accumulated other comprehensive income (loss).
(2) Includes accumulated other comprehensive income (loss) and excludes intangible assets.
(3) LTM : Last twelve months.
(4) TCE / TCA : tangible common equity / total tangible assets. See GAAP to non-GAAP reconciliations.
(5) Includes mostly common stock issued for options exercised and the employee stock purchase plan, as well as stock-based compensation.
(6) Ratios for the current quarter are subject to change upon final calculation for regulatory filings due after earnings release.
(7) TEY : Tax equivalent yield

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

ANALYSIS OF NET INTEREST INCOME AND MARGIN

	For the Quarter Ended
	June 30, 2016			March 31, 2016			June 30, 2015
	Average Balance	Interest Earned or Paid	Average Yield or Cost	Average Balance	Interest Earned or Paid	Average Yield or Cost	Average Balance	Interest Earned or Paid	Average Yield or Cost

	(dollars in thousands)

Fed funds sold	$14,174	$11	0.31%	$17,232	$13	0.30%	$19,523	$6	0.12%
Interest-bearing deposits at financial institutions	50,747	62	0.49%	40,635	60	0.59%	45,229	65	0.58%
Securities (1)	505,697	4,573	3.64%	550,371	4,685	3.42%	608,688	4,548	3.00%
Restricted investment securities	14,171	134	3.80%	14,140	131	3.73%	15,083	108	2.87%
Loans (1)	1,899,932	20,497	4.34%	1,833,950	19,955	4.38%	1,686,068	18,541	4.41%
Total earning assets (1)	$2,484,721	$25,277	4.09%	$2,456,328	$24,844	4.07%	$2,374,591	$23,268	3.93%

Interest-bearing deposits	$941,856	$600	0.26%	$925,246	$615	0.27%	$784,148	$450	0.23%
Time deposits	425,216	744	0.70%	399,604	675	0.68%	384,895	634	0.66%
Short-term borrowings	50,122	18	0.14%	86,539	43	0.20%	160,479	53	0.13%
Federal Home Loan Bank advances	128,956	416	1.30%	128,436	442	1.38%	173,742	1,002	2.31%
Junior subordinated debentures	33,396	302	3.64%	34,650	305	3.54%	40,475	313	3.10%
Other borrowings	100,008	824	3.31%	101,738	825	3.26%	129,802	1,108	3.42%
Total interest-bearing liabilities	$1,679,554	$2,904	0.70%	$1,676,213	$2,905	0.70%	$1,673,541	$3,560	0.85%

Net interest income / spread (1)		$22,373	3.39%		$21,939	3.37%		$19,708	3.08%
Net interest margin (1)			3.62%			3.59%			3.33%

	For the Six Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest Earned or Paid	Average Yield or Cost	Average Balance	Interest Earned or Paid	Average Yield or Cost

	(dollars in thousands)

Fed funds sold	$15,703	$23	0.29%	$16,606	$11	0.13%
Interest-bearing deposits at financial institutions	45,691	123	0.54%	57,602	142	0.50%
Securities (1)	528,034	9,257	3.53%	617,261	9,037	2.95%
Restricted investment securities	14,156	264	3.75%	15,513	250	3.25%
Loans (1)	1,866,941	40,454	4.36%	1,660,885	36,893	4.48%
Total earning assets (1)	$2,470,525	$50,121	4.08%	$2,367,867	$46,333	3.95%

Interest-bearing deposits	$933,551	$1,214	0.26%	$785,749	$892	0.23%
Time deposits	412,410	1,420	0.69%	379,630	1,264	0.67%
Short-term borrowings	68,331	61	0.18%	170,697	117	0.14%
Federal Home Loan Bank advances	128,696	858	1.34%	190,109	2,446	2.59%
Junior subordinated debentures	34,023	606	3.58%	40,458	620	3.09%
Other borrowings	100,873	1,650	3.29%	139,408	2,340	3.38%
Total interest-bearing liabilities	$1,677,884	$5,809	0.70%	$1,706,051	$7,679	0.91%

Net interest income / spread (1)		$44,312	3.38%		$38,654	3.04%
Net interest margin (1)			3.61%			3.29%

(1) Includes nontaxable securities and loans. Interest earned and yields on nontaxable securities and loans are determined on a tax equivalent basis using a 35% tax rate for each period presented.

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015

	(dollars in thousands, except per share data)

ROLLFORWARD OF ALLOWANCE FOR LOAN/LEASE LOSSES
Beginning balance	$27,395	$26,141	$25,534	$26,146	$23,883
Provision charged to expense	1,198	2,073	1,177	1,635	2,349
Loans/leases charged off	(634)	(868)	(1,106)	(2,476)	(536)
Recoveries on loans/leases previously charged off	138	49	536	229	450
Ending balance	$28,097	$27,395	$26,141	$25,534	$26,146

NONPERFORMING ASSETS
Nonaccrual loans/leases	$10,737	$10,772	$10,648	$11,269	$13,542
Accruing loans/leases past due 90 days or more	86	47	3	3	46
Troubled debt restructures - accruing	1,753	1,157	1,054	1,040	1,266
Total nonperforming loans/leases	12,576	11,976	11,705	12,312	14,854
Other real estate owned	6,179	6,680	7,151	8,140	11,952
Other repossessed assets	154	46	246	194	297
Total nonperforming assets	$18,909	$18,702	$19,102	$20,646	$27,103

ASSET QUALITY RATIOS
Nonperforming assets / total assets	0.70%	0.71%	0.74%	0.80%	1.07%
Allowance / total loans/leases (1)	1.46%	1.46%	1.45%	1.45%	1.52%
Allowance / nonperforming loans/leases (1)	223.42%	228.75%	223.33%	207.39%	176.02%

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	For the Quarter Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
SELECT FINANCIAL DATA - SUBSIDIARIES	2016	2016	2015	2016	2015
	(dollars in thousands)

TOTAL ASSETS

Quad City Bank and Trust (1)	$1,390,025	$1,361,607	$1,299,557
m2 Lease Funds, LLC	207,334	205,777	189,951
Cedar Rapids Bank and Trust	904,367	885,858	860,403
Rockford Bank and Trust	402,157	367,032	363,050

TOTAL DEPOSITS

Quad City Bank and Trust (1)	$1,049,049	$1,029,298	$929,817
Cedar Rapids Bank and Trust	690,377	686,548	649,586
Rockford Bank and Trust	296,613	278,129	260,373

TOTAL LOANS & LEASES

Quad City Bank and Trust (1)	$968,905	$950,978	$832,799
m2 Lease Funds, LLC	205,883	205,214	189,311
Cedar Rapids Bank and Trust	648,727	628,580	598,002
Rockford Bank and Trust	305,141	294,266	285,944

TOTAL LOANS & LEASES / TOTAL ASSETS

Quad City Bank and Trust (1)	70%	70%	64%
Cedar Rapids Bank and Trust	72%	71%	70%
Rockford Bank and Trust	76%	80%	79%

ALLOWANCE AS A PERCENTAGE OF LOANS/LEASES

Quad City Bank and Trust (1)	1.31%	1.31%	1.52%
m2 Lease Funds, LLC	1.80%	1.80%	1.88%
Cedar Rapids Bank and Trust	1.65%	1.66%	1.56%
Rockford Bank and Trust	1.53%	1.51%	1.45%

RETURN ON AVERAGE ASSETS

Quad City Bank and Trust (1)	1.24%	0.95%	0.19%	1.10%	0.56%
Cedar Rapids Bank and Trust	1.46%	1.39%	-0.10%	1.42%	0.46%
Rockford Bank and Trust	0.80%	0.66%	0.53%	0.73%	0.53%

NET INTEREST MARGIN PERCENTAGE (3)

Quad City Bank and Trust (1)	3.66%	3.60%	3.28%	3.63%	3.20%
Cedar Rapids Bank and Trust	3.77%	3.75%	3.63%	3.77%	3.63%
Rockford Bank and Trust	3.49%	3.54%	3.38%	3.52%	3.41%

(1) Quad City Bank and Trust figures include m2 Lease Funds, LLC, as this entity is wholly-owned and consolidated with the Bank. m2 Lease Funds, LLC is also presented separately for certain (applicable) measurements.
(2) m2 Lease Funds, LLC net income is post-tax, using an estimated effective tax rate of 35%.
(3) Includes nontaxable securities and loans. Interest earned and yields on nontaxable securities and loans are determined on a tax equivalent basis using a 35% tax rate for each period presented.

QCR HOLDINGS, INC. CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
GAAP TO NON-GAAP RECONCILIATIONS	2016	2016	2015	2015	2015
	(dollars in thousands, except per share data)
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS RATIO (1)

Stockholders' equity (GAAP)	$275,117	$235,143	$225,886	$221,115	$211,697
Less: Intangible assets	4,595	4,645	4,694	4,744	4,794
Tangible common equity (non-GAAP)	$270,522	$230,498	$221,192	$216,371	$206,903

Total assets (GAAP)	$2,683,434	$2,640,673	$2,593,198	$2,575,855	$2,542,969
Less: Intangible assets	4,595	4,645	4,694	4,744	4,794
Tangible assets (non-GAAP)	$2,678,839	$2,636,028	$2,588,504	$2,571,111	$2,538,175

Tangible common equity to tangible assets ratio (non-GAAP)	10.10%	8.74%	8.55%	8.42%	8.15%

	For the Quarter Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
CORE NET INCOME (2)	2016	2016	2015	2015	2015	2016	2015

Net income (loss) (GAAP)	$6,676	$6,373	$6,785	$6,489	$(524)	$13,050	$3,654

Less nonrecurring items (post-tax) (3):
Income:
Securities gains	$12	$233	$211	$37	$-	$245	$274
Lawsuit award	-	-	-	252	-	-	-
Total nonrecurring income (non-GAAP)	$12	$233	$211	$289	$-	$245	$274

Expense:
Losses on debt extinguishment	$-	$54	$189	$-	$4,481	$54	$4,481
Acquisition costs	231	-	-	-	-	231	-
Other non-recurring expenses	-	-	-	-	513	-	513
Accrual adjustments	-	-	(487)	-	-	-	-
Total nonrecurring expense (non-GAAP)	$231	$54	$(298)	$-	$4,994	$285	$4,994

Core net income attributable to QCR Holdings, Inc. common stockholders (non-GAAP) (2)	$6,895	$6,194	$6,276	$6,200	$4,470	$13,090	$8,374

CORE EARNINGS PER COMMON SHARE (2)

Core net income attributable to QCR Holdings, Inc. common stockholders (non-GAAP) (from above)	$6,895	$6,194	$6,276	$6,200	$4,470	$13,090	$8,374

Weighted average common shares outstanding	12,335,077	11,793,620	11,744,495	11,713,993	9,946,744	12,064,349	8,961,327
Weighted average common and common equivalent shares outstanding	12,516,474	11,953,949	11,926,038	11,875,930	9,946,744	12,235,212	9,098,697

Core earnings per common share (non-GAAP):
Basic	$0.56	$0.53	$0.53	$0.53	$0.45	$1.09	$0.93
Diluted	$0.55	$0.52	$0.53	$0.52	$0.45	$1.07	$0.92

CORE RETURN ON AVERAGE ASSETS (2)

Core net income attributable to QCR Holdings, Inc. common stockholders (non-GAAP) (from above)	$6,895	$6,194	$6,276	$6,200	$4,470	$13,090	$8,374

Average Assets	$2,640,678	$2,602,350	$2,611,276	$2,563,739	$2,518,170	$2,621,514	$2,512,334

Core return on average assets (annualized) (non-GAAP)	1.04%	0.95%	0.96%	0.97%	0.71%	1.00%	0.67%

(1) This ratio is a non-GAAP financial measure. The Company's management believes that this measurement is important to many investors in the marketplace who are interested in changes period-to-period in common equity.
(2) Core net income, core net income attributable to QCR Holdings, Inc. common stockholders, core earnings per common share and core return on average assets are non-GAAP financial measures. The Company's management believes that these measurements are important to investors as they exclude non-recurring income and expense items, therefore, they provide a more realistic run-rate for future periods.
(3) Nonrecurring items (post-tax) are calculated using an estimated effective tax rate of 35%.

Todd A. Gipple
Executive Vice President
Chief Operating Officer
Chief Financial Officer
(309) 743-7745